SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)            December 18, 2003
                                                  ---------------------------


                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)


       000-22407                                        22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)


70 East Main Street, Somerville, NJ                                      08876
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (908)541-9500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events

     On December 18, 2003, the Registrant received notification that Director Raymond L. Hughes, age 72, had resigned from the Board of Directors. Mr. Hughes did not have any disagreement with Management or the Board of Directors at the time of his resignation and gave no specific reason for his decision.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    SVB Financial Services, Inc.
                                                            (Registrant)


Date   December 18, 2003                       By /s/ Keith B. McCarthy
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                                                 Keith B. McCarthy
                                                 Principal Accounting Officer